Supplement dated February 6, 2009 to the prospectuses dated May 1, 2008 of
                       Seligman Cash Management Fund, Inc.
                           (the "Seligman Cash Fund")

This prospectus supplement supersedes the prospectus supplement dated January 13, 2009.

On January 8, 2009, the Board of Directors of the Seligman Cash Fund approved in principle the merger of the Seligman Cash Fund into RiverSource Cash Management Fund. At this time, the Seligman Cash Fund has determined not to proceed with the proposed merger.